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                                                                    Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report included in this registration statement and to the incorporation by reference in this registration statement of our report dated January 26, 1998 included in The ServiceMaster Company's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



April 21, 1998                             /s/ Arthur Andersen LLP